UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2023

CARRIER GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard
Palm Beach Gardens	Florida	33418
(Address of principal executive offices, including zip code)

(561)	365-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

Carrier Global Corporation (the “Company”) held its 2023 Annual Meeting of Shareowners on April 20, 2023. As of February 28, 2023, the record date for the meeting, 834,951,499 shares of the Company’s common stock were issued and outstanding. A quorum of 756,823,490 shares of common stock was present or represented at the meeting.

Set forth below are the final voting results for each of the matters submitted to a vote of the shareowners.

1)    Election of Directors. The following individuals were elected to serve as directors for a term expiring at the 2024 Annual Meeting of Shareowners or upon the election and qualification of their successors. The voting results for each of the nominees are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jean-Pierre Garnier	684,064,458	7,988,427	586,467	64,184,138
David Gitlin	665,428,398	24,073,185	3,137,769	64,184,138
John J. Greisch	684,408,579	7,639,220	591,553	64,184,138
Charles M. Holley, Jr.	679,313,348	12,736,222	589,782	64,184,138
Michael M. McNamara	682,972,123	8,850,989	816,240	64,184,138
Susan N. Story	689,448,436	2,633,807	557,109	64,184,138
Michael A. Todman	672,628,848	19,405,100	605,404	64,184,138
Virginia M. Wilson	662,964,895	29,127,157	547,300	64,184,138
Beth A. Wozniak	683,378,641	8,716,087	544,624	64,184,138

2)    A proposal that shareowners approve, on an advisory basis, the compensation of the Company’s named executive officers. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
650,872,725	40,181,775	1,584,852	64,184,138

3)    A proposal to ratify the appointment of PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as the Company’s independent auditor for 2023. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions
752,865,024	1,508,810	2,449,656

4)    A shareowner proposal requesting adoption of a policy that two separate people hold the office of Chairman of the Board and the office of Chief Executive Officer. The proposal was not approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,683,133	565,379,307	1,576,912	64,184,138

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION
(Registrant)

Date: April 21, 2023	By:	/s/Mark G. Thompson
Mark G. Thompson
Vice President, Secretary & Deputy Legal Officer